SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 5, 2007 (November 30, 2007)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


       Washington                     0-26542                   91-1141254
(State or Other Jurisdiction   (Commission file number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

In order to comply with NASDAQ Rule 4350(l), Redhook Ale Brewery, Incorporated (the "Company") amended its Amended and Restated Bylaws as of November 30, 2007 to permit electronic registration of the Company's stock. In August 2006, NASDAQ and the other major exchanges adopted rules requiring that listed securities be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Securities Exchange Act. A direct registration program permits an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. These rules will become fully effective January 1, 2008.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.      Description
------------    ----------------------------------------------------------------

3.1              Amended and Restated Bylaws of Registrant, dated November 30,
                 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REDHOOK ALE BREWERY, INCORPORATED



Dated:  December 5, 2007                 By: /s/ JAY T. CALDWELL
                                             -----------------------------------
                                                 Jay T. Caldwell
                                                 Chief Financial Officer and
                                                 Treasurer